UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 3, 2009

Date of Report (Date of earliest event reported)
CLEARONE COMMUNICATIONS, INC

(Exact Name of Registrant as Specified in Its Charter)

UTAH	001-33660	87-0398877

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5225 WILEY POST WAY, SUITE 500
SALT LAKE CITY, UTAH 84116

(Address of Principal Executive Offices) (Zip Code)
(801) 975-7200

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.2
EX-10.23
EX-10.24
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
          We hereby incorporate the discussion contained in Item 2.01 of this Form 8-K regarding the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”) we entered into to acquire all of the outstanding capital stock (including common, preferred, share warrants, and outstanding options) of NetStreams, Inc. (“NetStreams”).
Joinder to Loan and Security Agreement
          As described in Item 2.03, on November 3, 2009, in connection with the closing of the NetStreams acquisition, we entered into a joinder agreement with Square 1 Bank (the “Bank”), joining us as a party to that certain Loan and Security Agreement (“Loan and Security Agreement”), dated November 12, 2008, as amended, by and between the Bank, and NetStreams and NetStreams, LLC (collectively, “Borrower”). The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Amendment to Loan and Security Agreement
          As described in Item 2.03, on November 3, 2009, in connection with the closing of the NetStreams acquisition, we entered into an amendment to the Loan and Security Agreement. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.01 Completion of Acquisition or Disposition of Assets
          On November 3, 2009, we entered into and closed the Merger Agreement with Alta-Wasatch Acquisition Corporation (“Alta-Wasatch”), our wholly owned subsidiary; NetStreams; and the following parties that each entered into the Merger Agreement for purposes set forth in the Merger Agreement, Austin Ventures VIII, L.P. and Kevin A. Reinis. Pursuant to the Merger Agreement, Alta-Wasatch, will merge with and into NetStreams (the “Merger”).
          The aggregate consideration paid by us pursuant to the Merger Agreement was (a) $1,950,000, subject to adjustment, less certain defined transaction expenses, which was due in full in cash on the closing date, (b) an earn-out payment, subject to certain defined thresholds, of up to $3,000,000, covering a period of two years commencing on the closing date, and (c) the assumption of a liability of NetStreams in the amount of $2,000,000. The aggregate consideration is subject to a working capital adjustment based on a defined target, which is the value of certain assets less certain liabilities set forth in the agreement. A portion of the consideration will be held in escrow for 12 months to satisfy the covenants as specified in the Merger Agreement.
          The Merger Agreement also contains other provisions, covenants, representations, and warranties made by NetStreams and by us that are typical in transactions of this size, type, and complexity.
          The Merger Agreement is attached hereto as Exhibit 2.2 and is hereby incorporated by reference in this Item 2.01. The foregoing description of the agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement.

          On November 3, 2009, we issued a press release announcing the entry into and closing of the transactions pursuant to the Merger Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          In connection with the closing of the Merger described in Item 2.01, on November 3, 2009, we entered into the Joinder to the Loan and Security Agreement (the “Joinder”) and the Seventh Amendment to the Loan and Security Agreement (the “Seventh Amendment”).
          Pursuant to the Joinder, we entered into the Loan and Security Agreement as a co-borrower and assumed certain obligations under the Loan and Security Agreement. We were not required to pledge additional security interests to the Bank. The existing collateral arrangement with respect to Borrowers’ assets continues to secure the obligations of the parties under the Loan and Security Agreement. In connection therewith, NetSteams entered into the Seventh Amendment which obligates us to the Loan and Security Agreement in the amount of $2,000,000 and payment of Interest (as defined in the Loan and Security Agreement) under the Formula Revolving Line (as defined in the Loan and Security Agreement) shall be due and payable on the first calendar day of each month during the term of the Loan and Security Agreement.
          The foregoing descriptions of the Joinder and Seventh Amendment are only summaries and are qualified in their entirety by reference to the full text of the Joinder and Seventh Amendment, which are attached hereto as Exhibit 10.23 and Exhibit 10.24, respectively, and are hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
          The financial statements of NetStreams are not being furnished in this Form 8-K. In accordance with subsection 4 of this Item 9.01(a), the financial statements of NetStreams will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.
     (b) Pro Forma Financial Information.
          The pro forma financial information of NetStreams and our company is not being furnished in this Form 8-K. In accordance with subsection 2 of this Item 9.01(b), the pro forma financial information of NetStreams and our company will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.
     (c) Shell Company Transactions.
          Not applicable.

     (d) Exhibits.

Exhibit
Number	Description

2.2
Agreement and Plan of Merger, dated as of November 3, 2009, by and among ClearOne Communications, Inc., Alta-Wasatch Acquisition Corporation, NetStreams, Inc., Austin Ventures VIII, L.P., and Kevin A. Reinis.

10.23	Joinder to Loan and Security Agreement, dated as of November 3, 2009, by and between ClearOne Communications, Inc. and Square 1 Bank.

10.24	Seventh Amendment to Loan and Security Agreement, dated as of November 3, 2009, by and between Square 1 Bank, ClearOne Communications, Inc., NetStreams, Inc., and NetStreams, LLC.

99.1	Press Release from ClearOne Communications, Inc., dated November 3, 2009, titled “ClearOne Acquires NetStreams — NetStreams Brings ClearOne Audio and Video IP-based Network Solutions”

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2009	CLEARONE COMMUNICATIONS, INC.
	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
President, Chief Executive Officer, and Chairman

EXHIBIT INDEX

Exhibit
Number	Description

2.2
Agreement and Plan of Merger, dated as of November 3, 2009, by and among ClearOne Communications, Inc., Alta-Wasatch Acquisition Corporation, NetStreams, Inc., Austin Ventures VIII, L.P., and Kevin A. Reinis.

10.23	Joinder to Loan and Security Agreement, dated as of November 3, 2009, by and between ClearOne Communications, Inc. and Square 1 Bank.

10.24	Seventh Amendment to Loan and Security Agreement, dated as of November 3, 2009, by and between Square 1 Bank, ClearOne Communications, Inc., NetStreams, Inc., and NetStreams, LLC.

99.1	Press Release from ClearOne Communications, Inc., dated November 3, 2009, titled “ClearOne Acquires NetStreams — NetStreams Brings ClearOne Audio and Video IP-based Network Solutions”